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                                                                  Exhibit 10.9


                           TAX SHARING AGREEMENT


        This TAX SHARING AGREEMENT for the allocation and settlement of consolidated U.S. federal income tax liability (hereinafter referred to as the "Agreement") is dated as of October 18, 1998 between DIMAC Holdings, Inc., a Delaware corporation ("Parent") and DIMAC Corporation, a Delaware corporation, DIMAC Marketing Corporation, a Delaware corporation, AmeriComm Holdings, Inc., a Delaware corporation, DIMAC DIRECT, Inc., a Missouri corporation, The McClure Group Inc., a Missouri corporation, MBS/Multimode Inc., a Missouri corporation, Wilcox & Associates Inc., a Missouri corporation, Palm Coast Data Inc., a Missouri corporation and AmeriComm Direct Marketing, Inc., a Delaware corporation, (each, a "Subsidiary" and together, the "Subsidiaries").

                                  RECITALS

        A. Parent and each Subsidiary are members of an affiliated group (the "Affiliated Group") as defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        B. The Affiliated Group intends to file consolidated federal income tax returns.

        C. Parent and the Subsidiaries desire to establish a method for (i) allocating the consolidated federal income tax liability of the Affiliated Group between the Parent and each Subsidiary and (ii) reimbursing Parent for payment of such tax liability.

            NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

        1. PAYMENT OF FEDERAL INCOME TAXES OF AFFILIATED GROUP. Parent shall file all federal income tax returns on behalf of the Affiliated Group and pay to the Internal Revenue Service (the "IRS") all income taxes of the Affiliated Group.

        2. CONTRIBUTION BY MEMBER FOR TAX LIABILITY. Each Subsidiary shall compute and pay to Parent, an amount equal to the greater of (a) the federal income taxes that the Subsidiary would be required to pay with respect to such taxable year if the Subsidiary had filed a separate federal income tax return for the current year and all prior taxable years (collectively, the "Separate Federal Income Tax Liability"), and (b) the product of (i) the federal income tax liability of the Affiliated Group for such year and (ii) a fraction, (x) the numerator of which is an amount equal to the Separate Federal Income Tax Liability of the Subsidiary for such year and (y) the denominator of which is the aggregate total of the Separate Federal Income Tax Liability that each member of the Affiliated Group would have incurred for such year if such corporations had filed separate federal income tax returns for such year and all prior years.

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        3. ESTIMATED TAX PAYMENTS.  Each Subsidiary shall compute on the same basis as set forth in Paragraph 2 its contribution to the estimated federal income tax installments due for each taxable period, and it shall pay such amount to Parent on a timely basis. Any amounts paid under this Paragraph 3 shall be credited against the amounts payable by such Subsidiary to Parent under Paragraph 2.

        4. REFUNDS AND DEFICIENCIES. In the event that for any reason there is an adjustment of the Affiliated Group's federal income tax liability, the tax liability of each member of the Affiliated Group shall be recomputed in accordance with the provisions of this Agreement to reflect such adjustment. Any additional payments (including refunds) required by such adjustment shall be paid within ten (10) days of the date of a Final Determination with respect to such redetermination, or as soon as such adjustment can practicably be calculated, if later, together with interest for the period and at the rate provided for underpayments in Section 6621 of the Code (or such successor section). The term "Final Determination" shall mean a closing agreement with the IRS, a claim for refund which has been allowed, a deficiency notice with respect to which the period for filing a petition with the United States Tax Court has expired or a decision of any court of competent jurisdiction which is not subject to appeal or the time for appeal of which has expired.

        5. STATE AND LOCAL TAXES. If, under the laws of any state (or subdivision thereof) or foreign country (or subdivision thereof) in which the Affiliated Group is subject to income tax, Parent and a Subsidiary are required or permitted to file their income tax returns on a combined or consolidated basis, then the provisions of Paragraphs 1 through 4 hereof shall be applicable as if such combined or consolidated income tax returns were consolidated federal income tax returns.

        6. TIME AND FORM OF PAYMENT. Payments pursuant to Paragraphs 2, 3 and 5 hereof shall be made by check no later than seven (7) days prior to the due date of the Affiliated Group's consolidated federal income tax return for the taxable year with respect to which a consolidated federal income tax return is filed on behalf of the Affiliated Group (hereinafter referred to as the "Taxable Period"), not including extensions. If the due date for such return is extended, such payments shall be made on an estimated basis and shall be recalculated no later than seven (7) days prior to the extended due date for such return, and any difference between such recalculated payments and such estimated payments shall be paid by check to the party entitled thereto at the time of such recalculation with interest from such due date at the rate provided for in Section 6621 of the Code.

        7. RESOLUTION OF DISPUTES. Any dispute concerning the calculation or basis of determination of any payment provided for hereunder shall be resolved by the independent public accountants for Parent, whose judgment shall be final, conclusive and binding upon the parties.

        8. COOPERATION. Each Subsidiary shall cooperate with Parent in the filing of any consolidated federal income tax returns for the Affiliated Group which Parent elects to file by maintaining such books and records and, within sixty (60) days following the close of every


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Taxable Period, providing such information as may be necessary or useful in the filing of such returns and executing any documents and taking any actions which Parent may reasonably request in connection therewith. Parent and each Subsidiary will provide one another such information concerning such returns and the application of this Agreement as Parent or such Subsidiary may reasonable request of one another.

        9. ADJUDICATIONS. In any audit, conference or other proceeding with the Internal Revenue Service or in any judicial proceedings concerning the determination of the federal income tax liabilities of the Affiliated Group, the Affiliated Group shall be represented by persons selected by Parent. The settlement and terms of settlement of any issues relating to such proceeding shall be in the sole discretion of Parent, and each Subsidiary hereby appoints Parent as its agent for the purpose of proposing and concluding any such settlement.

        10. COUNTERPARTS This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.








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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representative as of the date first above written.


                                    DIMAC HOLDINGS, INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    DIMAC CORPORATION

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    DIMAC MARKETING CORPORATION

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    AMERICOMM HOLDINGS, INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary


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                                    DIMAC DIRECT, INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    THE MCCLURE GROUP INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    MBS/MULTIMODE INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    WILCOX & ASSOCIATES INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary

                                    PALM COAST DATA INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary


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                                    AMERICOMM DIRECT MARKETING, INC.

                                    By: /s/ James Wu
                                       -----------------------------
                                       Name:  James Wu
                                       Title: Assistant Secretary